UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14th, 2018

SEEDO CORP.
(Exact name of registrant as specified in its Charter)

Delaware	333-208814	47-2847446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaCarmel 2
Yokneam, Israel 20692
(Address of principal executive offices)

Registrant’s telephone number including area code: + 972 546 642 228

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

On September 17th, 2018, Seedo Corp., (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, that on September 14th, 2018, the Company, formerly known as GRCR Partners Inc., merged its business with what was then known as “Eroll Grow Tech Ltd.” (“Private Eroll”). This Amendment No. 1 to the Current Report on Form 8-K (“Amendment No. 1”) amends the Original Form 8-K to provide the historical consolidated financial statements of Private Eroll as of September 30, 2018 and the interim consolidated financial statements for the three and nine months ended June 30, 2018 and 2017. And Proforma reports for the nine months ended June 2018, and for the annual year ended September 2017.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

(i) This Amendment is made to comply with Item 9.01(a) by providing the audited consolidated financial statements of Private Eroll as of and for the years ended September 30, 2017, and 2016. are filed herewith as Exhibit 99.1 and incorporated into this Item 9.01(a) by reference thereto.

(ii) The unaudited interim consolidated financial statements of Private Eroll Grow Tech Ltd. for the nine months and the three months ended June 30, 2018, and 2017, are filed herewith as Exhibit 99.2 and incorporated into this Item 9.01(a) by reference thereto.

(b) The unaudited Pro Forma Financial Information for the 9 months ended June 30, 2018, and for the year ended September 30, 2017, are filed herewith as Exhibit 99.3 and incorporated into this Item 9.01(a) by reference thereto.

(c) Exhibits

Exhibit No.	Description

99.1	Audited consolidated financial statements of Private Eroll as of and for the years ended September 30, 2017, and 2016
99.2	Unaudited interim consolidated financial statements of Private Eroll Grow Tech Ltd for the nine months and the three months ended June 30, 2018 and 2017
99.3	Unaudited Pro Forma Information for the 9 months ended June 30, 2018 and for the year ended September 30, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2018	SEEDO CORP.
	By:	/s/ Zohar Levy
	Name:	Zohar Levy
Dir., Chief Executive Officer